Quarterly Holdings Report
for
Fidelity® SAI Emerging Markets Low Volatility Index Fund
July 31, 2021

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.
MLV-NPRT3-0921
1.9892173.102

Common Stocks - 99.2%
	Shares	Value ($)
Bailiwick of Jersey - 0.7%
WNS Holdings Ltd. sponsored ADR (a)	141,273	11,632,419

Bermuda - 1.4%
China Gas Holdings Ltd.	315,400	974,064
China Resource Gas Group Ltd.	2,860,000	17,628,536
Shenzhen International Holdings Ltd.	3,801,422	5,009,112
TOTAL BERMUDA		23,611,712
Brazil - 0.3%
Telefonica Brasil SA	682,100	5,397,080

Cayman Islands - 13.1%
Anta Sports Products Ltd.	1,387,000	30,216,776
Hansoh Pharmaceutical Group Co. Ltd. (b)	3,310,000	11,862,273
Hengan International Group Co. Ltd.	2,179,000	12,940,279
JD.com, Inc. sponsored ADR (a)	246,665	17,483,615
Kingdee International Software Group Co. Ltd. (a)	4,922,000	15,327,513
Li Ning Co. Ltd.	2,884,500	30,399,690
Shenzhou International Group Holdings Ltd.	1,116,400	24,776,579
Sino Biopharmaceutical Ltd.	15,640,000	13,282,976
TAL Education Group ADR (a)	309,422	1,878,192
Tencent Holdings Ltd.	260,600	15,716,303
Trip.com Group Ltd. ADR (a)	628,456	16,295,864
Want Want China Holdings Ltd.	19,335,000	13,037,375
ZTO Express, Inc. sponsored ADR	697,063	18,862,525
TOTAL CAYMAN ISLANDS		222,079,960
Chile - 0.6%
Banco de Chile	114,912,853	10,523,918

China - 9.1%
Bank of China Ltd. (H Shares)	64,620,000	22,454,833
Bank of Communications Co. Ltd. (H Shares)	39,741,000	23,012,617
CGN Power Co. Ltd. (H Shares) (b)	33,663,000	7,277,409
China Minsheng Banking Corp. Ltd. (H Shares)	19,607,500	7,973,041
China Railway Group Ltd. (H Shares)	11,983,000	5,551,148
Dongfeng Motor Group Co. Ltd. (H Shares)	7,600,000	6,728,476
PetroChina Co. Ltd. (H Shares)	65,516,000	27,368,794
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	27,129,000	17,524,765
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	7,300,000	13,076,057
Sinopharm Group Co. Ltd. (H Shares)	2,162,400	5,676,503
TravelSky Technology Ltd. (H Shares)	2,641,000	4,485,977
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	1,699,400	13,252,046
TOTAL CHINA		154,381,666
Greece - 0.1%
Jumbo SA	59,398	944,176

Hong Kong - 2.5%
China Resources Beer Holdings Co. Ltd.	1,702,000	12,735,734
China Resources Power Holdings Co. Ltd.	5,561,000	9,574,668
Far East Horizon Ltd.	6,494,500	6,928,113
Guangdong Investment Ltd.	9,604,000	13,446,082
TOTAL HONG KONG		42,684,597
India - 15.8%
Apollo Hospitals Enterprise Ltd.	297,806	16,163,447
Cipla Ltd. (a)	1,148,280	14,210,725
Dr. Reddy's Laboratories Ltd.	369,706	23,449,264
HCL Technologies Ltd.	1,880,896	25,931,310
Hindustan Unilever Ltd.	798,886	25,073,351
Infosys Ltd.	1,401,879	30,581,809
Lupin Ltd.	746,791	11,123,990
Nestle India Ltd.	44,262	10,539,653
Power Grid Corp. of India Ltd.	7,961,241	18,327,983
Power Grid Corporation of India Ltd. (a)	2,617,957	6,026,934
Sun Pharmaceutical Industries Ltd.	633,413	6,594,120
Tata Consultancy Services Ltd.	564,055	24,031,906
Tech Mahindra Ltd.	1,615,930	26,290,774
Wipro Ltd.	3,724,494	29,415,304
TOTAL INDIA		267,760,570
Indonesia - 2.2%
PT Bank Central Asia Tbk	9,330,700	19,258,178
PT Telekomunikasi Indonesia Tbk Series B	83,241,500	18,659,328
TOTAL INDONESIA		37,917,506
Korea (South) - 10.1%
Coway Co. Ltd.	171,780	12,785,596
Db Insurance Co. Ltd.	138,801	6,875,271
Hankook Tire Co. Ltd.	246,256	10,328,670
Hanon Systems	494,892	6,697,244
Hyundai Mobis	79,355	18,345,629
Kangwon Land, Inc. (a)	354,980	7,975,625
Korea Electric Power Corp.	728,557	15,756,851
KT&G Corp.	349,538	24,954,871
NCSOFT Corp.	13,957	9,976,550
Samsung Life Insurance Co. Ltd.	273,256	17,873,193
SK Holdings Co., Ltd.	49,452	11,496,874
SK Hynix, Inc.	31,586	3,082,537
SK Telecom Co. Ltd.	94,086	24,590,668
TOTAL KOREA (SOUTH)		170,739,579
Kuwait - 1.8%
Boubyan Bank KSC	1,977,173	5,264,564
National Bank of Kuwait	8,662,338	25,775,105
TOTAL KUWAIT		31,039,669
Malaysia - 4.4%
Dialog Group Bhd	10,112,400	6,589,834
DiGi.com Bhd	7,767,600	7,638,754
IHH Healthcare Bhd	8,219,400	10,985,170
Malayan Banking Bhd	3,958,429	7,513,511
Petronas Gas Bhd	1,415,300	5,111,178
PPB Group Bhd	1,680,700	7,208,690
Public Bank Bhd	24,476,300	23,084,283
Tenaga Nasional Bhd	2,595,400	5,928,828
TOTAL MALAYSIA		74,060,248
Mexico - 0.4%
Gruma S.A.B. de CV Series B	71,600	774,692
Kimberly-Clark de Mexico SA de CV Series A	3,486,000	5,644,146
TOTAL MEXICO		6,418,838
Philippines - 1.5%
Bank of the Philippine Islands (BPI)	5,027,380	8,102,995
BDO Unibank, Inc.	5,450,270	11,130,795
PLDT, Inc.	150,835	3,699,527
SM Prime Holdings, Inc.	5,138,500	3,235,676
TOTAL PHILIPPINES		26,168,993
Qatar - 2.1%
Qatar Islamic Bank (a)	2,140,605	10,123,927
Qatar National Bank SAQ (a)	3,312,177	16,556,337
The Commercial Bank of Qatar (a)	6,188,755	9,348,573
TOTAL QATAR		36,028,837
Russia - 0.4%
PhosAgro OJSC GDR (Reg. S)	387,421	7,372,622

Saudi Arabia - 6.4%
Advanced Polypropylene Co.	353,416	7,011,026
Alinma Bank	1,331,535	7,704,327
Almarai Co. Ltd.	607,660	9,510,890
Jarir Marketing Co.	183,182	9,827,277
Mouwasat Medical Services Co.	155,935	7,525,660
Sabic Agriculture-Nutrients Co.	359,532	12,328,236
Saudi Basic Industries Corp.	802,528	25,892,142
Saudi Telecom Co.	804,011	28,726,929
TOTAL SAUDI ARABIA		108,526,487
South Africa - 0.5%
Bidcorp Ltd. (a)	378,919	8,317,144

Taiwan - 19.3%
ASUSTeK Computer, Inc.	1,315,000	16,548,989
Chang Hwa Commercial Bank	18,050,651	10,707,371
China Steel Corp.	17,668,000	23,064,335
Chunghwa Telecom Co. Ltd.	6,397,000	26,422,493
Compal Electronics, Inc.	7,079,000	5,481,094
Far EasTone Telecommunications Co. Ltd.	5,324,000	11,550,019
Formosa Petrochemical Corp.	5,232,000	18,247,794
Formosa Plastics Corp.	5,262,000	18,840,724
Inventec Corp.	10,716,000	9,012,617
Mega Financial Holding Co. Ltd.	16,858,000	19,985,279
Novatek Microelectronics Corp.	887,000	16,332,423
Pou Chen Corp.	7,880,000	9,976,090
President Chain Store Corp.	1,112,000	11,180,133
Quanta Computer, Inc.	7,782,000	21,578,105
Synnex Technology International Corp.	4,544,000	8,638,904
Taiwan Cooperative Financial Holding Co. Ltd.	20,761,349	16,245,586
Taiwan Mobile Co. Ltd.	5,510,000	20,523,523
The Shanghai Commercial & Savings Bank Ltd.	8,997,000	13,471,289
Unified-President Enterprises Corp.	7,421,000	19,481,373
United Microelectronics Corp.	9,653,000	20,205,360
WPG Holding Co. Ltd.	4,731,000	9,257,626
TOTAL TAIWAN		326,751,127
Thailand - 2.9%
Advanced Info Service PCL (For. Reg.)	3,350,600	18,302,882
Advanced Information Service PCL NVDR	244,700	1,336,691
Bangkok Bank PCL:
(For. Reg.)	1,335,600	4,125,484
NVDR	90,000	280,736
Bangkok Dusit Medical Services PCL:
unit	818,800	560,651
(For. Reg.)	12,024,400	8,233,384
BTS Group Holdings PCL (For. Reg.)	19,345,300	5,004,110
Kasikornbank PCL:
NVDR	188,200	589,915
(For. Reg.)	3,328,700	10,433,844
TOTAL THAILAND		48,867,697
United Arab Emirates - 2.1%
Abu Dhabi National Oil Co. for Distribution PJSC	1,908,084	2,264,881
Emirates Telecommunications Corp. (c)	4,371,036	27,131,922
First Abu Dhabi Bank PJSC	1,166,265	5,264,330
TOTAL UNITED ARAB EMIRATES		34,661,133
United States of America - 1.5%
Yum China Holdings, Inc.	403,127	25,070,468

TOTAL COMMON STOCKS (Cost $1,467,721,805)		1,680,956,446

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (d) (Cost $30,540,995)	30,534,888	30,540,995

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $1,498,262,800)	1,711,497,441
NET OTHER ASSETS (LIABILITIES) - (1.0)% (e)	(16,573,431)
NET ASSETS - 100.0%	1,694,924,010

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	320	Sep 2021	20,443,200	(624,978)	(624,978)

The notional amount of futures purchased as a percentage of Net Assets is 1.2%

Categorizations in Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $36,664,447 or 2.2% of net assets.

(c)	Level 3 security
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	Includes $918,702 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	13,919,486	178,611,392	161,989,751	7,567	(132)	-	30,540,995	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	-	27,001,736	27,001,736	264	-	-	-	0.0%
Total	13,919,486	205,613,128	188,991,487	7,831	(132)	-	30,540,995

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund held the following types of derivatives at period end:

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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